UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 17, 2009

KIDVILLE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-130110	76-0763470
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

163 E. 84th Street New York, NY (Address of Principal Executive Offices)	10028 (Zip Code)

Registrant’s telephone number, including area code:  (212) 772-8435

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

On February 19, 2009, Kidville, Inc. (the “Company”) sold and issued 2,618,750 shares of its 13.0% Series A Cumulative Convertible Preferred Stock (“the Series A Preferred”), par value $0.001 per share, for an aggregate purchase price of $1,047,500, together with warrants (the “Warrants”) to purchase up to an aggregate of 916,563 shares of common stock at an exercise price of $0.65 per share (the “Private Placement”).

The holders of shares of Series A Preferred may at any time and from time to time convert such shares into shares of the Company’s common stock and the Company may at any time after August 8, 2010, subject to the fulfillment of certain conditions, convert such shares in whole but not in part into shares of its common stock, in each case in accordance with the terms of the Company’s recently filed Certificate of Designation (as defined in Item 5.03 to this Current Report on Form 8-K).

The foregoing description of the Warrants contained herein does not purport to be complete and is qualified in its entirety by reference to the Form of Warrant to Purchase Shares of Common Stock, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference in this Item 3.02.

The issuance of securities in the Private Placement was made in reliance upon an available exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), by reason of Section 4(2) thereof, to persons who are “accredited investors” as defined in Regulation D promulgated under the Securities Act.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 17, 2009, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation (the “Certificate of Designation”). The Certificate of Designation created out of the Company’s authorized and unissued shares of Preferred Stock the Series A Preferred, with an initial stated value of $0.40 per share, consisting of 6,250,000 shares, having the designations, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof as are set forth in the Company’s Certificate of Incorporation and in the Certificate of Designation.

The foregoing description of the Certificate of Designation contained herein does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference in this Item 5.03.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

3.1
Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 13.0% Series A Cumulative Convertible Preferred Stock, and Qualifications, Limitations and Restrictions thereof.

4.1	Form of Warrant to Purchase Shares of Common Stock.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Kidville, Inc.

Date: February 20, 2009                                                                                                                       /s/ Andy Stenzler
                                        Andy Stenzler
                                                                Chairman and Chief Executive Officer